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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                 August 12, 2002
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



             Delaware                                 34-4144905
    (State or other jurisdiction)          (IRS Employer Identification No.)


        CNA Plaza, Chicago, Illinois                     60685
 (Address of principal executive offices)             (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)     Exhibits

            99.1 - Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002-Chief Executive Officer.

            99.2 - Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002-Chief Financial Officer.

ITEM 9.     REGULATION FD DISCLOSURE

            See Exhibit 99 to this Form 8-K.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      CNA SURETY CORPORATION
                                      (Registrant)



                                  By: /s/ John S. Heneghan
                                          --------------------------------------
                                      John S. Heneghan
                                      Vice President and Chief Financial Officer









Dated:    August 12, 2002

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                                  EXHIBIT INDEX

 Exhibit No.

       99.1 - Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002-Chief Executive Officer.

       99.2 - Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002-Chief Financial Officer.